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                                                                  EXHIBIT 10.62

                               HEXCEL CORPORATION

                      9.875% SENIOR SECURED NOTES DUE 2008

                                   ----------

                               PURCHASE AGREEMENT

                                                                   March 7, 2003

Goldman, Sachs & Co.,
Fleet Securities, Inc.
   As representatives of the several Purchasers named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

     Hexcel Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers (the "Purchasers") an aggregate of $125,000,000 principal amount of the Senior Secured Notes specified above (the "Securities") The Securities will be unconditionally guaranteed as to the payment of principal, premium, if any, and interest (the "Guarantees") by Clark-Schwebel Holding Corp., a Delaware corporation, Clark-Schwebel Corporation, a Delaware corporation and Hexcel Pottsville Corporation, a Delaware corporation (each a "Guarantor" and, collectively, the "Guarantors"). Capitalized terms not defined herein shall have the meanings assigned to them in the Offering Circular (as defined below).

     1. Each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Purchasers that:

          (a) A preliminary offering circular, dated February 28, 2003 (the "Preliminary Offering Circular") and an offering circular, dated March 7, 2003 (the "Offering Circular"), have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(g)) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and so deemed to be included in the Preliminary Offering Circular or the supplement thereto are hereinafter called the "Exchange Act Reports". The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Circular or the Offering Circular and any amendments or Offering Circular, as the case may be, or any amendment or

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     supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

          (b) Neither the Company nor any of its significant subsidiaries within the meaning of Rule 1-02(w) of regulation S-X under the Securities Act (each individually, a "Subsidiary" and collectively, the "Subsidiaries") has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any material change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular;

          (c) The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except in each case, (i) as are described in the Offering Circular, (ii) such liens and encumbrances created by or under the New Senior Credit Facility (as defined in the Offering Circular), or (iii) where such liens, encumbrances and defects would not have a material adverse effect on management, the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect"); and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries except as (i) disclosed in the Offering Circular or
     (ii) such as do not have a Material Adverse Effect;

          (d) The Company and its Subsidiaries have each been duly incorporated or formed, as the case may be, and are validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or organization, as the case may be, with power and authority (corporate and other) to own their properties and conduct their business as described in the Offering Circular, and have been duly qualified as a foreign corporation, limited liability company or limited partnership, as the case may be, for the transaction of business and are in good standing under the laws of each other jurisdiction in which they own or lease properties or conduct any business so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

          (e) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of

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     capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except pursuant to any joint venture agreements);

          (f) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement and the indenture dated as of March 19, 2003 (the "Indenture") among the Company, the Guarantors and the Trustee, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the Indenture under which they are to be issued (assuming authentication by the Trustee in accordance with the provisions of the Indenture); the Indenture has been duly authorized and the Indenture constitutes a valid and legally binding instrument of the Company and the Guarantors, enforceable in accordance with its terms (assuming due authorization, execution and delivery by the Trustee in accordance with the provisions of the Indenture), subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will be in substantially the form previously delivered to you;

          (g) The Guarantees have been duly authorized by the Guarantors, and when executed and delivered pursuant to this Agreement and the Indenture, will constitute valid and legally binding obligations of the Guarantors entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (h) The exchange and registration rights agreement to be dated March 19, 2003, among the Company, the Guarantors and the Purchasers (the "Registration Rights Agreement") has been duly authorized by the Company and the Guarantors, and when executed and delivered by the Company and the Guarantors, will constitute the valid and legally binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the United States Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Securities Act relating to another series of debt securities of the Company with terms substantially identical to the Securities (the "Exchange Securities") to be offered in exchange for the Securities (the "Exchange Offer"), and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Securities, and in each case, to use all commercially reasonable efforts to cause such registration statements to be declared effective;

          (i) The Exchange Securities have been duly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture (assuming authentication by the Trustee in accordance with the provisions of the Indenture) will be the valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to

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     bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (j) The guarantees of the Company's obligations under the Exchange Securities (the "Exchange Guarantees") to be offered in exchange for the Guarantees in the Exchange Offer have been duly authorized by the Guarantors, and when executed, authenticated, issued and delivered pursuant to this Agreement and the Indenture; will constitute valid and legally binding obligations of the Guarantors, entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (k) The Security Documents have each been duly authorized by the Company and the Guarantors (assuming the due authorization and execution by the other parties thereto) and when executed and delivered by the Company and the Guarantors, will constitute the valid and legally binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (l) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

          (m) Prior to the date hereof, neither the Company, the Guarantors nor any of their affiliates have taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or any Guarantor in connection with the offering of the Securities and the Guarantees;

          (n) The issue and sale of the Securities and the Guarantees and the compliance by the Company and the Guarantors with all of the provisions of the Securities, the Guarantees, the Indenture, the Registration Rights Agreement, the Security Documents and this Agreement and the consummation of Financing Transactions and the transactions herein and therein contemplated will not conflict with or result in a breach or violation of
     (i) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) any of the provisions of the Certificate of Incorporation, Certificate of Formation, Partnership Agreement or By-laws or other organizational documents, as applicable, of the Company or any of its Subsidiaries or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except, in the case of clauses (i) and (iii) above, for breaches or violations that would not have a Material Adverse Effect; nor will such action result in the imposition of a Lien on any assets of the Company or any of its Subsidiaries (except pursuant to the Security Documents or the New Senior Credit Facility) or result in the acceleration of any indebtedness of the Company or any of its Subsidiaries; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is

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     required for the issue and sale of the Securities and the Guarantees or the consummation by the Company and the Guarantors of the Financing
     Transactions or the transactions contemplated by this Agreement, the Registration Rights Agreement, the Security Documents or the Indenture, except (i) those that have been obtained or made, (ii) for the filing of a registration statement by the Company with the Commission pursuant to the United States Securities Act of 1933, as amended (the "Act") pursuant to
     Section 5(j) hereof (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers, (iv) such Exchange Act Reports as may be required to be filed after the consummation of the offering pursuant to the Company's periodic reporting requirements under Sections 13 and 15(d) of the Exchange Act and (v) consent of Brazilian regulatory agencies to the Financing Transactions. After consummation of the offering, the Financing Transactions and the transactions contemplated by the Securities, the Guarantees, the Indenture, the Security Documents and the Registration Rights Agreement, no Default or Event of Default will exist;

          (o) Neither the Company nor any of its Subsidiaries is (i) in violation of its Certificate of Incorporation, Certificate of Formation, Partnership Agreement or By-laws or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (ii) above, for defaults that would not have a Material Adverse Effect;

          (p) The statements set forth in the Offering Circular under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Securities, the Guarantees and the Security Documents, under the captions "Certain United States Federal Tax Consequences," "Description of Material Debt," "Equity Transactions," and under the caption "Plan of Distribution," insofar as they purport to describe the provisions of the laws documents referred to therein, are accurate, complete and fair in all material respects;

          (q) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders' equity or results of operations of the Company and its Subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (r) When the Securities and the Guarantees are issued and delivered pursuant to this Agreement, neither the Securities nor the Guarantees will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

          (s)      The Company is subject to Section 13 or 15(d) of the Exchange
     Act;

          (t) Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering and sale of the Securities, will be an "investment company," as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

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          (u)      Neither the Company, the Guarantors nor any person acting on their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

          (v) Within the preceding six months, none of the Company, the Guarantors or any other person acting on behalf of the Company or any Guarantor has offered or sold to any person any Securities or Guarantees, or any securities of the same or a similar class as the Securities or Guarantees, other than Securities or Guarantees offered or sold to the Purchasers hereunder. The Company and the Guarantors will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or Guarantees or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities or the Guarantees has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities and the Guarantees in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

          (w) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (x)      Except as will be described in the Offering Circular,
     (i) neither the Company nor any of its Subsidiaries is in violation of any Federal, state, local or foreign statute, law, rule, regulation, ordinance, code, published policy or rule of common law or any published judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, non-sanitary wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), which violation would individually or in the aggregate have a Material Adverse Effect (ii) the Company and its Subsidiaries have all material permits, authorizations and approvals required under any applicable Environmental Laws and are each in substantial compliance with their requirements, except where the failure to have such permit, authorization or approval would not individually or in the aggregate have a Material Adverse Effect, (iii) to the Company's knowledge there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Laws against the Company or any of its Subsidiaries that would individually or in the aggregate have a Material Adverse Effect and
     (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency against or affecting the Company or any of its

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     Subsidiaries relating to Hazardous Materials or Environmental Laws that would individually or in the aggregate have a Material Adverse Effect;

          (y) The Company and its Subsidiaries own, possess, are validly licensed under, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business as currently conducted except where the failure to own, possess or be licensed under would individually or in the aggregate have a Material Adverse Effect, and, except where individually or in the aggregate infringement, conflict, invalidity or uneforceabaility would not have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received any notice or otherwise has knowledge of (i) any infringement of or conflict with asserted rights of others with respect to any Intellectual Property owned by the Company or its Subsidiaries or (ii) any facts or circumstances which would render any Intellectual Property owned by Company invalid or unenforceable;

          (z) The Company maintains title insurance for its domestic owned real property which is customary in coverage and amount;

          (aa) The assumptions used in preparing the pro forma financial information included in the Offering Circular provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. The pro forma financial information included in the Offering Circular, has been properly compiled, and prepared in accordance with the applicable requirements of the Act and the rules and regulations of the Commission thereunder and includes all adjustments necessary to present fairly the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified;

          (bb) The historical financial statements, including the notes thereto, and supporting schedules included in the Offering Circular present fairly the financial position of the Company and its consolidated subsidiaries and the other entities for which financial statements are included in the Offering Circular as of the dates indicated and condition and results of operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Offering Circular present fairly the information required to be stated therein. The other financial and statistical information and data included in the Offering Circular present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included in the Offering Circular and the books and records of the respective entities presented therein;

          (cc) The Company and each of its subsidiaries have accurately prepared and timely filed all Federal, state and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company and each of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or

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     not such amounts are shown as due on any tax return) except where failure to prepare, file, pay or make provision for would not, individually or in the aggregate, have a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of the Company's or any of its subsidiaries' Federal, state, or other taxes is pending or, to the best of the Company's knowledge, threatened, except where such deficiency assessment would, individually or in the aggregate, have a Material Adverse Effect. There is no material tax lien, whether imposed by any Federal, state, or other taxing authority, outstanding against the assets, properties or business of the Company or any of its subsidiaries;

          (dd) No labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the best of the Company's knowledge, is imminent that would individually or in the aggregate have a Material Adverse Effect;

          (ee) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan maintained by the Company or any of its Subsidiaries; each employee benefit plan maintained by the Company or any of its Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan;" and each "pension plan" (as defined in ERISA) maintained by the Company or any of its Subsidiaries that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification;

          (ff) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any Federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof;

          (gg) The statistical and market-related data included in the Offering Circular are based on or derived from sources which the Company believes are reliable and accurate;

          (hh) The New Senior Credit Facility has been duly authorized by the Company and, when executed and delivered by the Company and the Subsidiaries of the Company that are obligors thereunder, the New Senior Credit Facility will constitute a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the New Senior Credit Facility will conform in all material respects to the descriptions thereof in the Offering Circular;

          (ii) As of the Time of Delivery, the Company and the Guarantors will own the Collateral free and clear of all Liens, except for Permitted Liens, and subject to no prior Liens, except Permitted Prior Liens, and no financing statements in respect of any property or assets of the

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     Company or any Guarantor will be on file in favor of any person except a holder of a Permitted Lien, covering only property subject to such Permitted Lien;

          (jj) When executed and delivered, the Security Documents will create valid and enforceable security interests in favor of the Joint Collateral Agent for the benefit of the Trustee on all property of the Company and the Guarantors, except Excluded Assets which security interests will secure the repayment of the Securities and the other obligations purported to be secured thereby and as of the Time of Delivery, and upon
     (i) filing of the UCC financing statements duly authorized by the Company and each Guarantor and specifically identified in the Pledge and Security Agreement or a schedule thereto and (ii) the recording of a valid trademark security agreement and a valid patent security agreement in the U.S. Patent and Trademark Office within three months of the date hereof, and the recording of a valid copyright security agreement in the U.S. Copyright Office within one (1) month of the date hereof, against the United States issued registrations and pending applications for trademarks, patents and copyrights, respectively, included in the Collateral, in each case in the form duly authorized, executed and delivered to the Joint Collateral Agent at the Time of Delivery by each of the Company and each applicable Guarantor such Lien will have been duly perfected as to all Collateral (except for those liens which are the subject of the covenant entitled "Failure to Deliver Security Documents; Increased Interest Rate" in the Offering Circular," and with respect to patents, copyrights and trademarks, to the extent such perfection may be achieved by filings made in the U.S. Patent and Trademark Office and U.S. Copyright Office); PROVIDED, HOWEVER, that the subsequent recordation of the trademark security agreement, patent security agreement and the copyright security agreement in the U.S. Patent and Trademark Office and U.S. Copyright Office, as applicable, may be necessary to perfect the security interest of the Joint Collateral Agent in issued registrations and applications for other United States Intellectual Property that are acquired by the Company and any Grantor after the date hereof; the registration of unregistered copyrights in the U.S. Copyright Office may be required in order to perfect the Joint Collateral Agent's lien therein; and the taking of actions outside the United States may be required in order to perfect the Joint Collateral Agent's lien in Intellectual Property included in the Collateral which is protected under non-U.S. law;

          (kk) As of the Time of Delivery, the representations and warranties contained in the Security Documents will be true and correct in all material respects;

          (ll) As of the Time of Delivery, the Liens will not be subject in priority to any other Liens, except Permitted Prior Liens; and

          (mm) The Securities, the Guarantees, the Indenture, the Registration Rights Agreement and the Security Documents will conform in all material respects to the descriptions thereof in the Offering Circular.

     2. Subject to the terms and conditions herein set forth, the Company and the Guarantors agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company and the Guarantors, at a purchase price of 95.952% of the principal amount thereof, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto (including the Guarantees thereof).

     3. Upon the authorization by you of the release of the Securities and the Guarantees, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company and the Guarantors that:

     (a) It will offer and sell the Securities (i) inside the United States only to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A and (ii) through its selling agents, outside the United States, to non-U.S. persons in reliance on Regulation S under the Act;

     (b)  It is an Institutional Accredited Investor; and

     (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

     4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company and the Guarantors will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities and the Guarantees to be made available to Goldman, Sachs & Co. for checking at least 24 hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:00 a.m., New York City time, on March 19, 2003, or at such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery;" and

     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(l) hereof, will be delivered at such time and date at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. Each of the Company and the Guarantors, jointly and severally, agrees with each of the Purchasers:

     (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

     (b) Promptly from time to time to take such action as Goldman, Sachs & Co. may reasonably request to qualify the Securities for offer or sale under the securities laws of such jurisdictions as Goldman, Sachs & Co. may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to facilitate secondary transactions in the Securities PROVIDED that in connection therewith neither of the Company or any of its Subsidiaries shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, PROVIDED that in connection therewith neither the Company nor any of its Subsidiaries shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (d) To furnish the Purchasers with copies of the Offering Circular and each amendment or supplement thereto with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

     (e) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company or any Guarantor that are substantially similar to the Securities or the Guarantees;

     (f) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

     (g) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

     (h) To use its commercially reasonable efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

     (i) During a period of three years from the date of the Offering Circular, if not otherwise available on the Commission's Electronic Data Gathering, Analysis, and Retrieval System or similar system, to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

     (j) During a period of three years from the date of the Offering Circular, to furnish to you, and for so long as Goldman, Sachs & Co. may offer to sell Securities in secondary transactions to furnish to Goldman, Sachs & Co., copies of all reports or other communications (financial or other) furnished to stockholders of the Company or any of the Guarantors, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company or any of the Guarantors is listed; and (ii) such additional information concerning the business and financial condition of the Company and the Guarantors as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

     (k) The Company and the Guarantors shall file and use their best efforts to cause to be declared or become effective under the Securities Act, on or prior to 210 days after the Time of Delivery, a registration statement on Form S-4 providing for the registration of the Exchange Securities and the Exchange Guarantees, the exchange of the Securities for the Exchange Securities, all in a manner which will permit persons who acquire the Exchange Securities to resell the Exchange Securities pursuant to Section 4(1) of the Securities Act;

     (l) To do and perform all things required to be done and performed under the Securities, the Guarantees, Indenture, Registration Rights Agreement and Security Documents prior to and after the Time of Delivery;

     (m) To comply with all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer;

     (n) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds;" and

     (o) To use its commercially reasonable efforts to deliver to the Trustee after the Time of Delivery as-built surveys of the sites of the owned real property or leasehold real property as set forth in the Letter of Proposal, dated March 6, 2003, by and between the Company and Bock-Clark Corporation (attached as Schedule II hereto), which surveys shall satisfy the requirements set forth in the "Survey Requirements for Hexcel Corporation Project Surveys" section of Schedule II.

     6. Each of the Company and the Guarantors, jointly and severally, covenants and agrees with the several Purchasers that the Company and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the Guarantees and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, the Security Documents, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities, the Exchange Securities, the Guarantees and the Exchange Guarantees for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) the cost of preparing the Securities, the Exchange Securities, the Guarantees and the Exchange Guarantees; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee and any collateral agent in connection with the Indenture, the Security Documents, the Securities, the Exchange Securities, the Guarantees and the Exchange Guarantees; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Purchasers and the Company (with respect only to the satisfaction of the conditions contained in Section 7(m) hereof) hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Guarantors shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) Latham & Watkins LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to such matters you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (b) Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to you and subject to customary and appropriate assumptions and qualifications, to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation, in good standing under the laws of the State of Delaware;

          (ii) The Company has an authorized capitalization as set forth in the Offering Circular and the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Offering Circular;

          (iii) Each Guarantor of the Company has been duly incorporated and is validly existing as a corporation, in good standing under the laws of the State of Delaware;

          (iv) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

          (v) The Securities have been duly authorized and executed by the Company, and when issued, authenticated and delivered by the Company against payment therefor in accordance with the terms of the Purchase Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (vi) The issuance of Exchange Securities have been duly authorized by the Company, and, when the Exchange Securities have been duly executed, authenticated, issued and delivered in exchange for the Securities in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, the Exchange Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (vii) The Guarantees have been duly authorized, executed and delivered by the Guarantors, and when the Securities are issued and delivered by the Company against payment therefor in accordance with the terms of the Purchase Agreement, the Guarantees will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (viii) The Exchange Guarantees have been duly authorized by the Guarantors, and, when the Exchange Guarantees have been duly executed, authenticated, issued and delivered in exchange for the Guarantees in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, the Exchange Guarantees constitute valid and binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (ix) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (x) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (xi) Each of the Security Documents has been duly authorized, executed and delivered by the Company and the Guarantors and each is a valid and binding instrument of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its respective terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (xii) Assuming the accuracy of the representations and warranties set forth in Sections 4.4 and 4.8 of each of the Stock Purchase Agreement, dated December 18, 2002, by and among the Company, GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 Employee Fund, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG and the Stock Purchase Agreement, dated December 18, 2002, by and among the Company, Berkshire Investors LLC, Berkshire Fund V, Limited Partnership, Berkshire Fund VI Limited Partnership, Greenbriar Equity Fund, L.P. and Greenbriar Co-Investment Partners, L.P., the execution and delivery by the Company and the Guarantors of the Indenture, the Registration Rights Agreement, the Security Documents and this Agreement and the consummation by the Company and the Guarantors of the transactions contemplated thereby, including the issuance and sale of the Securities and the consummation of the Financing Transactions, will not (i) conflict with any of the provisions of the Certificate of Incorporation or By-laws or other organizational document of the Company or the Guarantors, (ii) constitute a violation of, or a breach or default under any agreement or instrument identified to Skadden by the Company as being material to the business or financial condition of the Company, or (iii) violate or conflict with, or result in any contravention of, any Applicable Law (as defined below);

          (xiii) No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the Financing Transactions or the execution or delivery by the Company or the Guarantors of this Agreement, the Security Documents, the Registration Rights Agreement or the Indenture or for the consummation by the Company or the Guarantors of the transactions contemplated hereby and thereby (including for the issue and sale by the Company and the Guarantors of the Securities and the Guarantees);

          (xiv) The statements set forth in the Offering Circular under the caption "Description of Notes;" insofar as they purport to constitute a summary of the terms of the Securities and the Security Documents, under the captions "Taxation," "Description of Material Debt," Equity Transactions," and under the caption "Plan of Distribution," insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize such provisions in all material respects;

          (xv) Assuming (i) the accuracy of the representations and warranties of the Company and of you set forth in the Purchase Agreement,
     (ii) the due performance by the Company of the covenants and agreements set forth in the Purchase Agreement and the due performance by you of the covenants and agreements set forth in the Purchase Agreement, (iii) your compliance with the offering and transfer procedures and restrictions described in the Offering Circular, (iv) the accuracy of the representations and warranties made in accordance with the Purchase Agreement and the Offering Circular by purchasers to whom you initially resell the Securities and (v) that reasonable steps have been taken to ensure that purchasers to whom the Purchasers initially resell the Securities have been informed that the Purchasers may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A in connection with such sales the offer, sale and delivery of the Securities to you in the manner contemplated by the Purchase Agreement and the Offering Circular and the initial resale of the Securities by you in the manner contemplated in the Offering Memorandum and the Purchase Agreement, do not require registration under the Securities Act, and the Indenture does not require qualification under the Trust Indenture Act, it being understood that we do not express any opinion as to any subsequent reoffer or resale of any Security;

          (xvi) The Company is not an "investment company," as such term is defined in the Investment Company Act;

          (xvii) The shares of capital stock of each of the Guarantors shown by the stock record books of the Guarantors as being issued and outstanding immediately prior to the date hereof are owned of record by the Company. Such shares have been duly authorized and are fully paid and nonassessable, and free and clear of any preemptive rights or any similar rights arising under such Guarantor's Certificate of Incorporation or By-laws or Applicable Law.

          (xviii) Under the Uniform Commercial Code in effect in the State of New York (without regard to laws referenced in Section 9-201 thereof, the "New York UCC"), the provisions of the Security Agreement are effective to create a valid security interest in each of the Company's and each Guarantor's rights in the Collateral (as defined in the Security Agreement) to the extent the New York UCC governs a security interest in such collateral, in favor of the Joint

     Collateral Agent for the benefit of the Trustee to secure the Secured Obligations (as defined in the Security Agreement);

          (xix) To the extent the Uniform Commercial Code in effect in the State of Delaware (without regard to laws referenced in Section 9-201 thereof, the "Delaware UCC"), is applicable to the authorization of the Company's financing statement, pursuant to the provisions of the Security Agreement the Company has authorized the filing of the Company's financing statement for purposes of Section 9-509 of the Delaware UCC;

          (xx) To the extent the Delaware UCC is applicable to the authorization of each Guarantor's financing statement, pursuant to the provisions of the Security Agreement, each Guarantor has authorized the filing of its respective financing statement for purposes of Section 9-509 of the Delaware UCC;

          (xxi) To the extent the Delaware UCC is applicable, the Company's financing statement includes not only all of the types of information required by Section 9-502(a) of the Delaware UCC but also the types of information without which the office of the Secretary of State of the State of Delaware (the "Filing Office"), may refuse to accept the Company's financing statement pursuant to Section 9-516 of the Delaware UCC;

          (xxii) To the extent the Delaware UCC is applicable, each Guarantor's financing statement includes not only all of the types of information required by Section 9-502(a) of the Delaware UCC but also the types of information without which the Filing Office may refuse to accept such Guarantor's financing statement pursuant to Section 9-516 of the Delaware UCC;

          (xxiii) To the extent the Delaware UCC is applicable, the security interest in favor of the Joint Collateral Agent for the benefit of the Trustee will be perfected in each of the Company's and each Guarantor's rights in all Collateral to the extent the Delaware UCC governs a security interest in such collateral, upon the later of the attachment of the security interest and the filing of each of the Company's financing statement and each Guarantor's financing statement in the Filing Office; provided, however, we express no opinion with respect to (i) money, (ii) deposit accounts, (iii) letter of credit rights, (iv) goods covered by a certificate of title statute, (v) as-extracted collateral, timber to be cut or (vi) any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the Delaware UCC;

          (xxiv) You will have asked whether the Company and each Guarantor are "registered organizations" as such term is defined in Section 9-102(a)(70) of the Delaware UCC. Pursuant to Section 9-102(a)(70) of the Delaware UCC, a "registered organization" must be (i) organized solely under the laws of a single State (or the United States) and (ii) the State (or the United States) must maintain a public record showing the organization to have been organized. Pursuant to Section 103(c)(6) of the DGCL, the Secretary of State of the State of Delaware is required to maintain a public record showing the Company and each Guarantor have been organized. Based on our review of (i) a certified copy of a certificate of incorporation of the Company from the Secretary of State of the State of Delaware as to Company's existence in such state and (ii) a certified copy of a certificate of incorporation of each Guarantor from the Secretary of State of the State of Delaware as to each Guarantor's existence in such state and to the extent the Delaware UCC is applicable, the Company and each Guarantor are "registered organizations" under Section 9-102(a)(70) of the Delaware UCC and the DGCL. We will have assumed that neither the Company nor any Guarantor has filed a certificate of incorporation or any similar document under the laws of any jurisdiction other than the State of Delaware and that the internal affairs of the Company and each Guarantor are not otherwise subject to the laws of any other jurisdiction. We will call to your attention that to the extent that the internal affairs of the Company or any Guarantor are subject to regulation under the laws of another state, the State of Delaware may recognize such authority. See, e.g., McDermott Inc. v. Lewis, 531 A.2d 206 (Del. 1987). Further, we will have assumed that neither the Company nor each Guarantor has or will file (A) any certificates of transfer, continuance or domestication, or any similar certificates in the State of Delaware pursuant to Sections 390(a) and 388(b)(1) of the DGCL or
     (B) any similar certificates in any jurisdiction other than the State of Delaware;

          (xxv) To the extent that the federal trademark laws of the United States of America are applicable to security interests in trademarks, the provisions of the Intellectual Property Security Agreement together with the recordation of the Intellectual Property Security Agreement in the United States Patent and Trademark Office (the "PTO") against the U.S. registered trademarks and trademark applications set forth on the schedules thereto the "Trademarks") within three (3) months of the date thereof is effective to create a valid security interest in the Company's and each Guarantor's rights in such Trademarks in favor of the Joint Collateral Agent for the benefit of the Trustee to secure the Secured Obligations that is effective against subsequent purchasers of such Trademarks;

          (xxvi) To the extent that the federal patent laws of the United States of America are applicable to security interests in patents, the provisions of the Intellectual Property Security Agreement together with the recordation of the Intellectual Property Security Agreement in the PTO against the U.S. patents and patent applications set forth on the schedules thereto (the "Patents") within three (3) months of the date thereof is effective to create a valid security interest in the Company's and each Guarantor's rights in such Patents in favor of the Joint Collateral Agent for the benefit of the Trustee to secure the Secured Obligations that is effective against subsequent purchasers and mortgagees of such Patents;

          (xxvii) To the extent that the federal copyright laws of the United States of America are applicable to security interests in copyrights, the provisions of the Intellectual Property Security Agreement together with the recordation of the Intellectual Property Security Agreement in the United States Copyright Office against the U.S. registered copyrights set forth on the schedules thereto (the "Copyrights") within one (1) month of the date thereof is effective to create a valid security interest in the Company's and each Guarantor's rights in such Copyrights in favor of the Joint Collateral Agent for the benefit of the Trustee to secure the Secured Obligations that is effective against subsequent transferees of such Copyrights.

          (xxviii) The New Senior Credit Facility has been duly authorized by the Company and, when executed and delivered by the Company and the subsidiaries of the Company that are obligors thereunder, the New Senior Credit Facility will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

          In addition, Skadden will state that it has participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent accountants of the Company and you and your counsel at which the contents of the Offering Circular and related matters were discussed. Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Circular and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Offering Circular, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no opinion or belief with respect to the financial statements, schedules and other financial data included. For purposes of the foregoing, Skadden will note that the Offering Circular has been prepared in the context of a Rule 144A transaction and not as part of a registration statement under the Securities Act and does not contain all of the information that would be required in a registration statement under the Securities Act.

          For purposes of this Section 7, (A) "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration which may have become applicable as a result of the involvement of any other party (other than the Company) in the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement, the Financing Transactions and the Security Documents or because of such parties' legal or regulatory status or because of any other facts specifically pertaining to such parties; (B) "Governmental Authorities" means any court, regulatory body, administrative agency or governmental body of the State of New York, the State of Delaware or the United States of America having jurisdiction over the Company under any laws of the State of New York, the Federal laws of the United States and the DGCL; and (C) "Applicable Laws" means the DGCL, those laws, rules and regulations of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties of the State of New York and the federal laws of the United States of America, in each case, which, in our experience, are normally applicable to transactions of the type contemplated by this Agreement, the Indenture, the Registration Rights Agreement, the Financing Transactions and the Security Documents (other than the United States federal securities laws, state and foreign securities or blue sky laws, antifraud laws, the New York UCC (as defined below) and the rules and regulations of the National Association of Securities Dealers, Inc.) without our having made any special investigation as to the applicability of any other law, rule or regulation.

     (c) Ira Krakower, Senior Vice President, General Counsel and Secretary for the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

          (i) The Company and each of the Guarantors has power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular;

          (ii) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (iii) All of the issued shares of capital stock of each Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances or claims, except for creditor's rights in general to assert claims against the assets of the holder of such shares (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or each Guarantor, PROVIDED that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

          (iv) The Company and each of the Guarantors has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company and each of the Guarantors, PROVIDED that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

          (v) To the best of such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (vi) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation, Certificate of Formation, Partnership Agreement or By-laws or other organizational documents or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (vii) All of the outstanding shares of capital stock of each of the Subsidiaries are owned of record by the Company. Such shares are also owned beneficially by the Company and are free and clear of all adverse claims, limitations on voting rights, options, and other encumbrances (other than those created pursuant to the Security Documents) and are duly authorized, validly issued, fully paid and nonassessable, except, where applicable, as provided by Section 630 of the New York Business Corporation Law as to the subsidiaries incorporated under the laws of New York;

          (vii) Any and all documents filed by the Company since January 1, 2002 with the Commission under the Exchange Act (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

          (viii) Such counsel shall also state that, in the course of preparing the Offering Circular, he has considered the information set forth therein, and has participated in conferences with representatives and officers of the Company, including its independent public accountants, during the course of which the contents of the Offering Circular and related matters were discussed; and that, as a result of such consideration and participation, nothing has come to his attention which causes him to believe that the Offering Circular and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements, financial data and supporting schedules therein, as to which such counsel need express no opinion) contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

     (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being issued at the Time of Delivery on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

     (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

     (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at the Time of Delivery on the terms and in the manner contemplated in the Offering Circular;

     (h)  The Securities have been designated for trading on PORTAL;

     (i) The Trustee shall have received (with a copy for the Purchasers) on the Time of Delivery of:

          (i) appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of Uniform Commercial Code financing statements naming the Company and each Guarantor as a debtor and the Trustee as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Trustee and its counsel, desirable to perfect the security interests of the Trustee pursuant to the Security Documents;

          (ii) appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Permitted Liens) of any Person in any collateral described in the Security Documents previously granted by any Person;

          (iii) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Trustee, dated a date reasonably near to the Time of Delivery, listing all effective financing statements which name the Company or any Guarantor (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in the Security Documents, other than any such financing statement which evidences a Permitted Prior Lien or to which a Uniform Commercial Code Form UCC-3 termination statement referred to in clause (ii) above has been delivered to the Trustee or the Joint Collateral Agent;

          (iv) such other approvals, opinions, or documents as the Trustee may reasonably request in form and substance reasonably satisfactory to the Trustee; and

          (v) the Trustee and its counsel shall be satisfied that (i) the Lien granted to the Trustee, for the benefit of the Secured Parties in the collateral described above is of the priority described in the Offering Circular; and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Trustee, for the benefit of the Secured Parties, pursuant the Security Documents;

     (j) All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code Form UCC-3 termination statements required pursuant to clause (h)(i) and (ii) above (collectively, the "Filing Statements") shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Trustee (the "Filing Agent");

     (k) The Trustee shall have received evidence satisfactory to the Trustee that the Trustee shall have "control" (within the meaning of Sections 8-106 and 9-106 of the UCC) over any securities accounts included in the Collateral and "control" (within the meaning of Section 9-104 of the UCC) over the Asset Sale Proceeds Account included in the Collateral;

     (l) The Company and each of the Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and each Guarantor satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company and each Guarantor of all of its obligations hereunder and the Security Documents to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request;

     (m) The Company shall have consummated the Financing Transactions prior to, or simultaneously with, the Time of Delivery on substantially the same terms described in the Offering Circular and the Purchasers shall have received counterparts, conformed as executed, of all documents relating to the Financing Transactions as they deem reasonably necessary to evidence the consummation thereof;

     (n) The Company and Guarantors shall have delivered executed copies of the Securities, the Guarantees, the Indenture, the Registration Rights Agreement and the Security Documents to the Purchasers;

     (o) On the Closing Date, each Mortgage will conform, as to legal matters, in all material respects to the description thereof contained in the Offering Circular.

     (p) The Company shall have furnished or caused to be furnished to you and the Trustee the following documentation relating to the Mortgages at the Time of
Delivery:

            (i) an opinion (satisfactory to you and counsel for the Purchasers), dated the Time of Delivery, of counsel for the Company acceptable to you in each state in which the property encumbered by a Mortgage is located, to the effect that the relevant Mortgage has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and

            (ii) in respect of each Owned real property or leasehold real property contemplated to be mortgaged a mortgagee's title insurance policy (or policies) or marked up unconditional binder for such insurance. Each such policy shall (A) be in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage that is reasonably allocable to such real property; (B) be issued at ordinary rates; (C) insure that the Mortgage insured thereby creates a valid first Lien on, and security interest in, such Owned real property or leasehold property contemplated to be mortgaged free and clear of all defects and encumbrances, except as disclosed therein; (D) name you and the Trustee for the benefit of the Secured Parties as the insured thereunder; (E) be in the form of ALTA Loan Policy - 1970 Form B (Amended October 17, 1970 and October 17, 1984) (or equivalent policies), if available; (F) contain such endorsements and affirmative coverage as you and the Trustee may reasonably request in form and substance acceptable to you and the Trustee, including, without limitation (to the extent applicable with respect to such Owned real property or leasehold property contemplated to be mortgaged and available in the jurisdiction in which such Owned real property or leasehold property contemplated to be mortgaged is located), the following: variable rate endorsement; survey endorsement; comprehensive endorsement; zoning; first loss, last dollar and tie-in endorsement; access coverage; separate tax parcel coverage; usury; doing business; subdivision; CLTA
     119.2 and CLTA 119.3 (for leased Real Estate, only); contiguity coverage; and such other endorsements as you and the Trustee shall reasonably require in order to provide insurance against specific risks identified by you and the Trustee in connection with such Owned real property or leasehold property, and (G) be issued by title companies reasonably satisfactory to you and the Trustee (including any such title companies acting as co-insurers or reinsurers, at the option of you and the Trustee). You and the Trustee shall have received evidence satisfactory to it that all premiums in respect of each such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid;

     (q) You and the Trustee shall have received from the Company its existing policies of flood insurance that cover parcels of improved real property that are encumbered by any Mortgage and have improvements which are located in a flood zone;

     (r) You and the Trustee shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in clause (ii) above and a copy of all other material documents affecting the Owned real property or leasehold property contemplated to be mortgaged; and

     (s) For a period of 180 days from the date of the Offering Circular, the Company and its Subsidiaries will not, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition in the future of), any debt securities of the Company or any of its Subsidiaries in either the capital markets or the bank loan markets, except (i) in exchange for the Exchange Securities in connection with the Exchange Offer or (ii) with the prior consent of Goldman, Sachs & Co.

     8.   (a)      The Company and each Guarantor will, jointly and severally, indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company nor any Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein;

     (b) Each Purchaser will indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company and any Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred;

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party;

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint; and

     (e) The obligations of the Company and the Guarantors under this Section 8 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or any Guarantor and to each person, if any, who controls the Company or any Guarantor within the meaning of the Act.

     9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within 36 hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities; and

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default;

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, the Guarantors or any officer or director or controlling person of the Company or a Guarantor, and shall survive delivery of and payment for the Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary; PROVIDED, HOWEVER, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company, the Guarantors and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Guarantors and each person who controls the Company, any Guarantor or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     14.  Time shall be of the essence of this Agreement.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     17. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. Federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Purchasers imposing any limitation of any kind.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Company and the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                       Very truly yours,


                                       Hexcel Corporation


                                       By: /s/ David E. Berges
                                           ------------------------------------
                                           Name: David E. Berges
                                           Title: Chairman, President and CEO


                                       Clark-Schwebel Holding Corp.,


                                       By: /s/ Rodney P. Jenks, Jr.
                                           ------------------------------------
                                           Name: Rodney P. Jenks, Jr.
                                           Title: Vice President


                                       Clark-Schwebel Corporation


                                       By: /s/ Rodney P. Jenks, Jr.
                                           ------------------------------------
                                           Name: Rodney P. Jenks, Jr.
                                           Title: Vice President


                                       Hexcel Pottsville Corporation


                                       By: /s/ Rodney P. Jenks, Jr.
                                           ------------------------------------
                                           Name: Rodney P. Jenks, Jr.
                                           Title: Vice President

Accepted as of the date hereof:

Goldman, Sachs & Co.
Fleet Securities, Inc.


By:  /s/ Goldman, Sachs & Co.
     ----------------------------------
             (Goldman, Sachs & Co.)

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